                                                                    EXHIBIT 10.2


         INDEMNIFICATION AGREEMENT dated as of [date] between PACER INTERNATIONAL, INC., a Delaware corporation (the "Company"), and [NAME] (the "[Director/Officer]").

         Section 145 of the Delaware General Corporation Law (the "DGCL") empowers corporations to indemnify any person serving as a director, officer, employee or agent of such corporation or any person who serves at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Section 145(f) of the DGCL further specifies that the indemnification set forth in said Section shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise.

         The Company desires to have the [Director/Officer] serve or continue to serve as an officer and/or director of the Company free from undue concern for unpredictable, inappropriate or unreasonable claims for damages by reason of his being an officer and/or director of the Company or by reason of his decisions or actions on its behalf, and the [Director/Officer] desires to serve, or to continue to serve, in such capacity. Accordingly, in consideration of the [Director/Officer]'s serving or continuing to serve as an officer and/or director of the Company, the parties agree as follows:

     1. Indemnification. (a) The Company shall indemnify, defend and hold
        ---------------
harmless the [Director/Officer] to the fullest extent permitted by applicable law against all expenses, losses, claims, damages and liabilities, including, without limitation, attorneys' fees, judgments, fines and amounts paid in settlement (all such expenses, collectively, "Costs"), actually and reasonably incurred by him in connection with the investigation, defense or appeal of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which the [Director/Officer] is a party or threatened to be made a party (all such actions, suits or proceedings, collectively, "Proceedings") (i) by reason of the fact that the [Director/Officer] is or was a director, officer, employee or agent of the Company or of any other corporation, partnership, joint venture, trust or other enterprise (collectively, "Affiliates") of which he has been or is serving at the request of, for the convenience of or to represent the interest of the Company or (ii) by reason of anything done or not done by the [Director/Officer] in any such capacity referred to in the foregoing clause (i).

     2. Culpable Action. (a) Notwithstanding the provisions of Section l
        ---------------
hereof, the [Director/Officer] shall not be entitled to indemnification if (i) the Company is prohibited from paying such indemnification under applicable law,
(ii) the [Director/Officer] breached his duty of loyalty to the Company or its stockholders or to any Affiliate or its stockholders, (iii) the [Director/Officer]'s actions or omissions were not in good faith or involved intentional misconduct or a knowing violation of law or (iv) the [Director/Officer] derived an improper personal benefit from any transaction which is a subject of the applicable Proceeding (any existence or occurrence described in the foregoing clauses (i) - (iv) being hereinafter called a "Culpable Action").

         (b) The existence or occurrence of a Culpable Action shall be conclusively determined by (i) a non-appealable, final decision of the court having jurisdiction over the applicable Proceeding or (ii) a non-appealable, final decision of the Court of Chancery of the State of Delaware (or if such a decision is appealable, by the court in such State which has jurisdiction to render a non-appealable, final decision). Such determination shall be final and binding upon the parties hereto.

         (c) The existence or occurrence of a Culpable Action may also be determined by (i) the Board of Directors of the Company, by a majority vote of a quorum consisting of directors who were not parties to the applicable Proceeding (the "Disinterested Directors"), (ii) the stockholders of the Company, by a majority vote of a quorum consisting of stockholders who were not parties to the applicable Proceeding (the "Disinterested Stockholders"), or (iii) any other entity to which the Disinterested Directors or the Disinterested Stockholders shall have delegated the authority to make such a determination; provided, however, that such
                                             --------  -------
     determination shall be binding upon the parties hereto only if a determination shall not have been made or shall not be subsequently made pursuant to Section 2(b) above.

         (d) If a Proceeding involves more than one claim, issue or matter, the determination as to whether there exists or has occurred a Culpable Action shall be severable as to each and every claim, issue and matter.

         (e) The termination of any Proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, does not
                                   ---- ----------
     change the presumption of Section l hereof that the [Director/Officer] is entitled to indemnification hereunder and does not create a presumption that there exists a Culpable Action.

     3. Payment of Costs. The Costs incurred by the [Director/Officer] in
        ----------------
connection with any Proceeding, including any Proceeding brought pursuant to
Section 2(b) hereof, shall be paid by the Company on an "as incurred" basis; provided, however, that if it shall ultimately be determined that there exists
--------  -------
or has occurred a Culpable Action with respect to such Proceeding, the [Director/Officer] shall repay to the Company the amount (or the appropriate portion thereof as contemplated by Section 2(d) hereof) so advanced, including the costs of obtaining a determination pursuant to Section 2(b) hereof.

     4. Severability. If any provision of this Agreement shall be
        ------------
determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms.

     5. No Right to Employment or Directorship. This Agreement shall not
        --------------------------------------
entitle the [Director/Officer] to any right or claim to be retained as an employee and/or director of the Company or limit the right of the Company to terminate the employment and/or directorship of the [Director/Officer] or to change the terms of such employment and/or directorship.

     6. Other Rights and Remedies. This Agreement shall not be deemed exclusive
        -------------------------
as to any other non-contractual rights to indemnification to which the [Director/Officer] may be entitled under any provision of law, the certificate of incorporation of the Company, any by-law of the Company or otherwise.

     7.  Counterparts. This Agreement may be executed in any number of
         ------------
counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     8.  Descriptive Headings. Descriptive headings are for convenience only
         --------------------
and shall not control or affect the meaning or construction of any provision of this Agreement.

     9.  Modification. This Agreement shall not be altered or otherwise
         ------------
amended except pursuant to an instrument in writing signed by each of the parties.

     10. Notice to the Company by the [Director/Officer]. The
         ----------------------------------------------
[Director/Officer], as a condition precedent to his right to be indemnified under this Agreement, shall give to the Company notice in writing as soon as practicable of any Proceeding for which indemnity will or could be sought under this Agreement.

     11. Notices. All notices, requests, consents and other communications
         -------
hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or by facsimile transmission with electronic confirmation of receipt or if sent by air courier or first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by notice given pursuant to this Section 11:

                  (i)   if to the Company, to:

                        Pacer International, Inc.
                        3746 Mt. Diablo Boulevard, Suite 110
                        Lafayette, California  94549
                        Telecopier:  (925) 283-1938

                        Attention:  President

                  (ii)  if to the [Director/Officer], to:

                        the [Director/Officer] at his or her address or telecopier number as they appear on the records of the Company.


     12. Governing Law. This Agreement shall be governed by and construed in
         -------------
accordance with the laws of the State of Delaware.

     13. Successors and Assigns. This Agreement shall be binding upon the
         ----------------------
Company and its successors and assigns and shall inure to the benefit of the [Director/Officer] and his spouse, heirs, executors and administrators.

     IN WITNESS WHEREOF, each of the parties below has caused this Agreement to be executed as of the date first above written.



                            PACER INTERNATIONAL, INC.

                            By:
                               ------------------------------
                                Name:
                                Title:

                            ---------------------------------
                                [Name of Director/Officer]